
THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo
CXDO | Nasdaq Listed
Nasdaq
NASDAQ CONGRATULATES
CREXENDO
ON SURPASSING
6 MILLION USERS
crexendo
CXDO Nasdaq-Listed
Nasdaq

Crexendo Investor Presentation

November 6, 2025



crexendo®

ride the cloud

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2024 and Form 10-Qs as filed with the SEC, and Definitive Proxy filed on August 7, 2024. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Definitive Proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

What We Do

Nearly Every Business in the World Has a Phone System





Only a Few Companies Provide the Software Infrastructure on the Cloud That Power These Systems

CISCO metaswitch crexendo®

And a Handful of Others

Tens of Thousands Provide the Sales and Support of These Systems

crexendo®

RingCentral 8x8 VONAGE

AVAYA Mitel Charter Spectrum LUMEN

nextiva Ooma verizon skyswitch

And Thousands of Others

WE DO BOTH!

Direct and Indirect Sales Channels

The Fastest-Growing UCaaS Platform in North America!

6+Million Global Users use & trust Crexendo

Software Solutions

~43% of Total Revenue

235+ UCaaS Software Subscribers:

- MSP's
- Service Providers
- White Labelers
- Tech Companies
- Telecom Companies

Selling To

End User Customers

Estimated Serviceable Market of Our Subscribers Approx. $500M

Telecom Services

~57% of Total Revenue

- Direct Sales
- Inside Sales
- 200+ Agents

Selling To

End User Customers

Retail Telecom Services Customers ~ 115,000 End Users

Financial Snapshot

Total Revenue



Total Revenue
($ in 000's)
2021
2022
2023
2024
2025 YTD
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$28,092
$37,554
$53,199
$60,838
$50,106
Service
Product
Software Sol

217% Revenue Increase Over 3 Years!

2025 Q3	2025 YTD
12% YOY — 2025 Q3 Revenue $17.5M	12% YOY — 2025 YTD Revenue $50.1M
1,400% YOY — 2025 Q3 GAAP Income $1.5M	225% YOY — 2025 YTD GAAP Income $3.9M
76% YOY — 2025 Q3 Non-GAAP Net Income $3.0M	48% YOY — 2025 YTD Non-GAAP Net Income $8.6M
110% YOY — 2025 Q3 EBITDA $2.1M	62% YOY — 2025 YTD EBITDA $6.0M
61% YOY — 2025 Q3 Adj EBITDA $2.9M	40% YOY — 2025 YTD Adj EBITDA $8.4M

Segment Key Performance Indicators

Software Solutions Segment

$11.32/Session
Average MRR Per Session

$7,112/Month
Average Revenue Per Account (ARPA)

240+
Software Subscribers

76%
Gross Margin

68%
Monthly Recurring Revenue Percentage

0.06%
Avg. Monthly Churn Rate

Telecom Services Segment

$19/Month
Average Revenue Per User (ARPU)

$341/Month
Average Revenue Per Account (ARPA)

220+
Active Agent Partners

55%
Gross Margin

83%
Monthly Recurring Revenue Percentage

0.88%
Avg. Monthly Churn Rate

#1 Customer-Rated VoIP Provider

on G2.com*

FALL 2025 Leader — Ranked #1 in 18 Categories on G2.com

G2 Ratings	crexendo	RingEX	8x8	VONAGE	nextiva	Dialpad Connect	Ooma	GoTo Connect
Overall Star Rating (out of 5 stars)	4.9	4.1	4.2	4.3	4.5	4.4	4.6	4.4
Quality of Support	98%	80%	83%	89%	92%	88%	92%	90%
Ease of Doing Business With	99%	83%	86%	90%	90%	89%	92%	93%
Meets Requirements	98%	89%	89%	92%	92%	91%	92%	92%
Ease of Use	97%	87%	88%	91%	89%	92%	91%	91%
Ease of Admin	96%	84%	86%	90%	88%	89%	92%	91%
Ease of Setup	96%	83%	84%	89%	86%	89%	92%	88%

Future Growth Drivers

- New Software Subscribers & Add-On Orders
- Agents/Partners
- Global Key Market Expansion
- Enterprise and Major Accounts
- Potential Acquisition Roll-Up Strategy
- Future Applications and Partnerships

2025 YTD Organic Growth:	**32%** SS Segment **4%** TS Segment
Potential Inorganic Growth:	**~1** Acquisition per year
Global* Markets:	**39%** Growth YOY
New Software Subscribers:	**17** in 2024
New Agent Partners:	**24** in 2024

*UK/EU/AUS 2024

Adoption & Market Penetration Growth


12
190+
200+
12
1
9
1

Majority of Revenue and Customers Currently in USA

- Crexendo Agents: 200+
- Software Solutions Resellers: 190+

Emerging International Markets

- Canada: 12
- United Kingdom/Europe: 14
- Australia: 9
- New Zealand: 1
- Philippines: 1

Cloud Communications TAM Forecast: USA/W. Europe 2024


$Billion
$40
$35
$30
$25
$20
$15
$10
$5
$0
'23 - '28 CAGR: 7.8%
$24.5
$3.2
$21.3
$26.4
$3.9
$22.6
$28.8
$4.5
$24.3
$31.8
$5.3
$26.4
$34.1
$6.2
$27.9
$35.6
$7.1
$28.5
2023A
2024E
2025E
2026E
2027E
2028E
UCaaS
CCaaS

Source: Cavell Group Cloud Comms Report 2024

What's Driving UCaaS Growth

Communications Investment Drivers, Global, 2025*

1. **Use AI to driver better efficiency and Productivity**
2. **Improving cybersecurity and compliance**
3. **Reduction of Costs**
4. **Provide better customer service**
5. **Better employee usage analytics**
6. **Ease for employees to work from any location**

IDC Estimates that the projected spending on AI by 2027 will be $143 Billion!

Growth From AI Features & Integrations

- Artificial Intelligence Is Transforming Cloud Communications And Crexendo Is Currently Delivering Numerous AI Powered Applications:

  - **Crexendo's AI Call Recording**
    - Record and Transcribe Phone Calls
    - Present Overall Tone Statistics with Sentiment Analysis
    - PCI DSS Redaction (Credit Card Number Redaction)
    - AI Triggered Actionable Commands

  - **Crexendo's Video AI Studio utilizing Meet Cue™ AI Assistant**
    - Record and Transcribe Collaboration Meetings
    - Present Overall Tone Statistics with Sentiment Analysis
    - AI Auto Tag Helps Identify Common Topics
    - AI Smart Search to Find Specific Information

Growth From AI Features & Integrations (Cont'd)

- Additional Crexendo AI Powered Applications:
  - **Crexendo's Contact Center Conversational AI**
    - Our AI understands when to route conversations to a human agent or arrange for a callback
    - Assist agents with insights built from millions of customer interactions
    - Enhance customer self-service with quick, human-like responses
    - Boost agent productivity with unbiased, intelligent performance audits
  - **Crexendo's Voice AI Studio**
    - Automated message scripting, powered by OpenAI, based on entering only your company's website address
    - Best of breed AI voices from leading suppliers including Google, Amazon, Microsoft
    - 300+ real voice artists covering 50+ languages
    - Marketing message library of over 10,000 ready-to-use messages

Crexendo's AI Receptionist/Operator - CAIRO

Revolutionizing Customer Engagement – Launching Q4 2025

CAIRO FOR crexendo VIP™

- Delivers human-like interactions that strengthen customer loyalty
- Answers unlimited calls instantly - NO wait times and NO missed opportunities
- Greets every caller personally, reinforcing brand professionalism
- Resolves customer questions and requests with precision, speed and accuracy
- Seamlessly transfers to a live agent when needed
- Schedules and manages appointments in real time
- Operates 24/7/365, ensuring your business never stops working

CAIRO transforms customer service from a cost center to a growth engine – making businesses more efficient, productive, and profitable!

Recognized For Our Growth and Technology

2025 INTERNET TELEPHONY PRODUCT OF THE YEAR

FROST & SULLIVAN 2024 BEST PRACTICES AWARD — NORTH AMERICAN SERVICE PROVIDER CLOUD COMMUNICATIONS PLATFORM COMPETITIVE STRATEGY LEADERSHIP AWARD

GENERATIVE AI PRODUCT OF THE YEAR 2024

500 Technology Fast 500 2024 NORTH AMERICA Deloitte. Communications/Networking

EXCELLENCE AWARD TMCnet.com 2023 Teleworking Solutions

2024 INTERNET TELEPHONY HOSTED VoIP EXCELLENCE

2024 INTERNET TELEPHONY PRODUCT OF THE YEAR

Long-Term Financial Targets

Organic Revenue Growth

- Software Solutions segment (SS) seeing strong growth from licensees +31% YTD '25
- Two largest platform providers Cisco and Metaswitch disrupting their partners = New logo growth
- Telecom Services (TS) adding new agents/ partners and seeing good traction with new Master Agents

Gross Margins

- SS Margins continue to improve through synergies and cost management
- TS Margins continue to improve with scale and migration to single platform

Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

Acquisitions

- Our 240+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation
- Goal is to always have multiple acquisition prospects in the pipeline

Crexendo's Snapshot

$60.8M 2024 FY Revenue **217%** Increase In 3 Years	**$8.1M** 2024 Adj EBITDA **$8.4M** Adj EBITDA YTD 2025
$88M Remaining Performance Obligation	**~$28.5M** Cash on Hand
~$200K Current Debt	**~$195M** Current Market Cap*
28 Consec Qtrs – Non-GAAP Profitability **9 Consec Qtrs** – GAAP Profitability	**31%** – Software Solutions Organic Growth **5%** – Telecom Services Organic Growth

7 Million+ End Users

(Adding ~ 100K Users Each Month)

** Financials as of Q3, 2025 Market capitalization as of market close on 10/31/25*

Contact Us

Thank You!

Doug Gaylor
President & COO
602-732-7990
dgaylor@crexendo.com

crexendo®
ride the cloud

Appendix

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

In accordance with the requirements of Regulation G issued by the SEC, we are presenting the most directly comparable U.S. GAAP financial measures and reconciling the unaudited Non-GAAP financial metrics to the comparable U.S. GAAP measures.

Reconciliation of U.S. GAAP Net Income/(Loss) to Non-GAAP Net Income
(Unaudited, in thousands, except for per share and share data)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
U.S. GAAP net income/(loss)	$ 1,450	$ 148	$ 3,853	$ 1,170
Share-based compensation and related taxes (1)	799	797	2,422	2,323
Amortization of intangible assets	785	755	2,292	2,273
Non-GAAP net income	$ 3,034	$ 1,700	$ 8,567	$ 5,766
Non-GAAP earnings per common share:				
Basic	$ 0.10	$ 0.06	$ 0.29	$ 0.22
Diluted	$ 0.10	$ 0.06	$ 0.27	$ 0.19
Weighted-average common shares outstanding:				
Basic	30,397,144	26,848,644	29,292,516	26,610,130
Diluted	31,818,738	29,857,261	31,418,659	29,827,531

Reconciliation of U.S. GAAP Net Income/(Loss) to EBITDA to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
U.S. GAAP net income/(loss)	$ 1,450	$ 148	$ 3,853	$ 1,170
Depreciation and amortization	839	829	2,466	2,505
Interest expense	3	7	18	31
Other, net	(191)	(66)	(448)	(103)
Income tax provision	43	46	135	100
EBITDA	2,144	964	6,024	3,703
Share-based compensation and related taxes (1)	799	797	2,422	2,323
Adjusted EBITDA	$ 2,943	$ 1,761	$ 8,446	$ 6,026